UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): July 18, 2008 (July 14, 2008)

China Industrial Waste Management, Inc.
(Exact name of registrant as specified in its charter)

Nevada	002-95836-NY	13-3250816
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

China Industrial Waste Management, Inc.
c/o Dalian Dongtai Industrial Waste Treatment Co., Ltd
No. 1 Huaihe West Road
E-T-D-Zone, Dalian, China 116600
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: 011-86-411-85811229

N/A
(Former Name and Address if changed since the last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant's Certifying Accountant.

On July 14, 2008, China Industrial Waste Management, Inc. dismissed Albert Wong & Co. as its independent registered public accounting firm and engaged Jewett, Schwartz, Wolfe& Associates as its independent registered public accounting firm. Albert Wong & Co., which was engaged as our independent registered public accounting firm in April 2008, has not audited our financial statements for any period. The dismissal of Albert Wong & Co. and the engagement of Jewett, Schwartz, Wolfe& Associates were approved by our Board of Directors on July 12, 2008. Albert Wong & Co. did not resign or decline to stand for re-election.

Inasmuch as Albert Wong & Co. was engaged in April 2008 and has not performed an audit of our financial statements, no report of Albert Wong & Co. containing an adverse opinion or a disclaimer of opinion, and no report that was qualified or modified as to uncertainty, audit scope, or accounting principles, has been issued by Albert Wong & Co. relating to our financial statements.

During our two most recent fiscal years and the subsequent interim period preceding our decision to dismiss Albert Wong & Co. we had no disagreements with the firm on any matter of accounting principles or practices, financial statement disclosure, or auditing scope of procedure which disagreement if not resolved to the satisfaction of Albert Wong & Co. would have caused it to make reference to the subject matter of the disagreement in connection with any report on our financial statements.

During our two most recent fiscal years and the subsequent interim period prior to retaining Jewett, Schwartz, Wolfe& Associates (1) neither we nor anyone on our behalf consulted Jewett, Schwartz, Wolfe& Associates regarding (a) either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements or (b) any matter that was the subject of a disagreement or a reportable event as set forth in Item 304(a)(1)(iv) and (v), respectively, of Regulation S-K, and (2) Jewett, Schwartz, Wolfe& Associates did not provide us with a written report or oral advice that they concluded was an important factor considered by us in reaching a decision as to accounting, auditing or financial reporting issue.

We provided Albert Wong & Co. with a copy of this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission, and requested that the firm furnish us with a letter addressed to the Securities and Exchange Commission stating whether they agree with the statements made in this Current Report on Form 8-K, and if not, stating the aspects with which they do not agree. A copy of the letter provided by Albert Wong & Co. is filed as Exhibit 16.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

16.1  Letter dated July 16, 2008 from Albert Wong & Co.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

By:	/s/ Dong Jinqing
Name: Dong Jinqing
Title: Chief Executive Officer

Date: July 16, 2008

EXHIBIT INDEX

Exhibit Number	Description

16.1	Letter dated July 16, 2008 from Albert Wong & Co.